Exhibit 10.4



                            FOURTH OMNIBUS AMENDMENT

        THIS FOURTH OMNIBUS AMENDMENT (this "Amendment"), dated as of July 25,
                                            -----------
2003, is entered into, by and amongCH FUNDING, LLC, (the "Borrower"), CREDIT
                                                         -----------
LYONNAIS NEW YORK BRANCH, as the Administrative Agent (the "Administrative
                                                           ---------------
Agent"), U.S. BANK NATIONAL ASSOCIATION, as the Collateral Agent ("U.S. Bank")
------                                                            -----------
and CH MORTGAGE COMPANY I, LTD., (the "Servicer"). Capitalized terms used and
                                      ---------
not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

                                    RECITALS

        WHEREAS, CH Mortgage Company I, Ltd., as the Seller, and CH Funding, LLC, as the Purchaser, entered into that certain Master Repurchase Agreement and Addendum to the Master Repurchase Agreement incorporated therein, dated as of July 9, 2002, as amended by the Omnibus Amendment, dated as of August 26, 2002, by and among the Borrower, Atlantic Asset Securitization Corp. ("Atlantic"), the Administrative Agent, and the Servicer (the "First Omnibus Amendment") and the Second Omnibus Amendment, dated as of November 25, 2002, by and among the Borrower, Atlantic, the Administrative Agent and the Servicer (the "Second Omnibus Amendment") (as the same may be amended, restated, supplemented or modified from time to time, the "Repurchase Agreement");
                                ----------------------

        WHEREAS, the Borrower, the Administrative Agent and U.S. Bank entered into that certain Collateral Agency Agreement, dated as of July 9, 2002, as amended by the First Omnibus Amendment and the Second Omnibus Amendment (the "Collateral Agency Agreement");
----------------------------

        WHEREAS, CH Funding, LLC, as Debtor, Credit Lyonnais New York Branch, as Administrative Agent, U.S. Bank and the Servicer entered into that certain Security Agreement dated as of July 9, 2002, as amended by the Third Omnibus Amendment dated as of April 18, 2003 by and among the Borrower, Atlantic, the Administrative Agent and the Servicer (the "Third Omnibus Amendment") (as the same may be amended, restated, supplemented or modified from time to time, the "Security Agreement" and together with the Repurchase Agreement and the
    --------------------
Collateral Agency Agreement, the"Operative Documents"); and
                                ---------------------
        WHEREAS, the Borrower, Atlantic, Falcon Asset Securitization Corporation ("Falcon"), Bank One, NA (Main Office Chicago) ("Bank One"), Lloyds TSB Bank plc, the Administrative Agent, and the Servicer, have entered into that certain Amended and Restated Loan Agreement dated as of July 25, 2003, which incorporat es those amendments contained in the First Omnibus Amendment, the Second Omnibus Amendment and the Third Omnibus Amendment and completely replaces and supplants the foregoing Omnibus Amendments (as the same may be amended, restated, supplemented or modified from time to time, the "Loan Agreement"); and
                                                ----------------
        WHEREAS, the parties hereto desire to further amend the Operative Documents and to incorporate the amendments to the Operative Documents contained in the First Omnibus Amendment, the Second Omnibus Amendment and the Third Omnibus Amendment into this Fourth Omnibus Amendment, which shall completely replace and supplant the foregoing Omnibus Amendments.

        NOW, THEREFORE, the parties agree as follows:

Section  1.       Amendment to Repurchase Agreement.
                  ----------------------------------

         a. Section 1.1 of the Repurchase Agreement is hereby amended as follows:

                  1) The definition of Advance Rate is amended by deleting the definition in its entirety and replacing it with the following:

                        ""Advance Rate" means (i) with respect to a Conforming
                         -------------+
         Loan or a Jumbo Loan, ninety-eight percent (98%), (ii) with respect to an Alt-A Loan, ninety-seven percent (97%) and (iii) with respect to a Subprime Loan or a Super Jumbo Loan, ninety-five percent (95%)."

                  2) The definition of Alternate Base Rate is amended by deleting the definition in its entirety and replacing it with the following:

                       ""Alternate Base Rate" means:

                       (a) for the CL New York Group, on any date, a fluctuating rate of interest per annum equal to the higher of:

                       (i) the rate of interest most recently announced by CL New York as its base rate (which is not necessarily the lowest rate charged to any customer), changing when and as said base rate changes; and

                       (ii) the Federal Funds Rate (as defined below) most recently determined by the Administrative Agent plus 1.0% per annum; and

                       (b) for the Bank One Group, on any date, a fluctuating rate of interest per annum equal to the higher of:

                       (i) a rate per annum equal to the prime rate of interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes; and

                       (ii) the Federal Funds Rate (as defined below) most recently determined by Bank One plus 1.0% per annum.

                           For purposes of this definition, "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal
         (for each day during such period) to (i) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York; or (ii) if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by Bank One, as a Managing Agent or the Administrative Agent, as applicable, from three federal funds brokers of recognized standing selected by it."

                  3) The following definition is added after the definition of Alternate Base Rate:

                       ""Annual Extension Date" shall mean (i) July 1, 2004 and
        (ii) thereafter, if consented to by the Lenders, the Managing Agents and the Administrative Agent pursuant to Section 2.1(b) of the Loan Agreement, the date that is specified by the Lenders, the Managing Agents and the Administrative Agent in the applicable consent, which date shall not be more than 364 days following the then effective Annual Extension Date; provided, however, that any extension of the Annual Extension Date shall not extend the Facility Termination Date."

                  4) The following definition is added after the definition of Approved Investor:

                       ""Bank One" means Bank One, NA (Main Office Chicago)."

                  5) The following definition is added after the definition of Bank One:

                       ""Bank One Group" means Falcon, Bank One and each other Group Bank of Falcon."

                  6) The following definition is added after the definition of CL New York:

                       ""CL New York Group" means Atlantic, CL New York, and each other Group Bank of Atlantic."

                  7) The definition of Collateral Value is amended by deleting clauses (A)(2), (A)(3), and (g) in their entirety and replacing them with the following:

                       "(2) with respect to which there is a loan level Take-Out Commitment, the price of that Take-Out Commitment, including, if applicable, any related servicing release premium;

                       "(3) with respect to which there is no loan level Take-Out Commitment, a ratable amount determined by multiplying (a) the weighted average purchase price (expressed as a percentage of par) that Approved Investors are obligated to pay, pursuant to Take-Out Commitments, for all Eligible Mortgage Loans, including any related servicing release premium, as shown on the most recent Collateral Agent Daily Report, times (b) the outstanding principal amount of such Eligible Mortgage Loan; and"

                       "(g) at any time, (A) the portion of total Collateral Value that may be attributable to Mortgage Loans that have been Eligible Mortgage Loans owned by the Borrower for more than 120 days shall not exceed ten percent (10%) of the Maximum Facility Amount and (B) the portion of total Collateral Value that may be attributable to Mortgage Loans that have been Eligible Mortgage Loans owned by the Borrower for more than 180 days shall be zero (except for Subprime Loans which if owned by the Borrower for more than 120 days shall be zero);"

                  8) The following definition is added after the definition of Deferred Purchase Price:

                       ""Document Defect" means, with respect to a Principal
                        ----------------
        Mortgage Document, an error on the face of the document, including, without limitation, a missing date, a missing signature, a missing legal description, an origination amount that does not match the amount shown on reports and on the other Principal Mortgage Documents or, with respect to a Principal Mortgage Document other than a Mortgage Note, such Principal Mortgage Document is missing."

                  9) The definition of Eligible Mortgage Loan is amended by adding the following at the end of clause (e):

                       "; provided that Principal Mortgage Documents with Document Defects may be corrected by the Servicer pursuant to Section
                                                                       --------
        6.2 hereof;"
        ---

                10) The definition of Facility Termination Date is amended by deleting the definition in its entirety and replacing it with the following:

                       ""Facility Termination Date" means the earliest to occur
                        ---------------------------
         of (a) June 29, 2006, subject to the limitation set forth in Section
                                                                      -------
         2.1(b) of the Loan Agreement, (b) the date on which the Maximum
         -----
         Facility Amount is terminated by the Borrower pursuant to Section 2.1
                                                                   -----------
         (d) of the Loan Agreement, (c) the date of termination of the Facility pursuant to Section 7.1 hereof and (d) the date, on or after the
                     -----------
         occurrence of an Event of Default, determined pursuant to Section 8.2
                                                                   -----------
         of the Loan Agreement."

                11) The following definition is added after the definition of Facility Termination Date:

                      ""Falcon" means Falcon Asset Securitization Corporation,
                       --------
        a Delaware Corporation."

                12) The following definition is added after the definition of Governmental Requirement:

                      ""Group" means the CL New York Group and the Bank One
                       -------
        Group."

                13) The definition of Hedge Report is amended by deleting clause (vii) in its entirety and replacing it with the following:

                      "(vii) such other information as the Administrative Agent or any of the Managing Agent may request, in the form of Exhibit K to the Loan Agreement."

                14) The definition of Issuer is amended by deleting the definition in its entirety and replacing it with the following:

                      ""Issuer" means each of Atlantic and Falcon and their
                       --------
         successors and assigns."

                15)   The following definition is added after the definition of
Issuer:

                      ""Issuer Facility Amount" means (a) with respect to
                       -------------------------
         Atlantic on an aggregate basis,$200,000,000 and (b) with respect to Falcon on an aggregate basis, $100,000,000. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer."

                16) The definition of Jumbo Loan is amended by adding the following at the end thereof ", but shall not exceed $1,000,000."

                17) The following definition is added after the definition of Loan-to-Value:

                      ""Managing Agent" means, with respect to Atlantic, CL New
                       ----------------
         York or any successor managing agent designated by such party; and, with respect to Falcon, Bank One or any successor managing agent designated by such party."

         b. Section 6.2 of the Repurchase Agreement is hereby amended by (i) deleting the title and replacing it with "Correction of Mortgage Notes and other Principal Mortgage Documents", (ii) adding an (A) at the beginning of the first paragraph, (iii) adding the following to the end of paragraph (A), "at no time shall Mortgage Notes having an aggregate Collateral Value in excess of two and one half percent (2.5%) of the Maximum Facility Amount, be so delivered for replacement with the corrected Mortgage Notes hereunder." and (iv) adding the following section (B) at the end of Section 6.2:

                "(B) the Buyer notifies the Seller that a Document Defect in a Principal Mortgage Document (other than a Mortgage Note) needs to be corrected then the Seller shall correct such Document Defect and deliver the corrected Principal Mortgage Document to the Buyer within 14 days. Unless the corrected Principal Mortgage Document is delivered to the Buyer within 14 days of such notice, the Collateral Value attributed to the related Mortgage Loan shall be zero beginning on the 15th calendar day; provided, however, that the Collateral Value attributable to such Mortgage Loan will be reinstated promptly upon the subsequent delivery of the corrected Principal Mortgage Document to the Buyer."

Section  2.     Amendment to Collateral Agency Agreement.
-               -----------------------------------------

         a. Exhibit D-1 of the Collateral Agency Agreement is hereby amended as follows:

                1) The definition of Advance Rate is amended by deleting the definition in its entirety and replacing it with the following:

                        ""Advance Rate" means (i) with respect to a Conforming
                         --------------
         Loan or a Jumbo Loan, ninety-eight percent (98%), (ii) with respect to an Alt-A Loan, ninety-seven percent (97%) and (iii) with respect to a Subprime Loan or a Super Jumbo Loan, ninety-five percent (95%)."

                2) The following definition is added after the definition of Alt-A Loan:

                        ""Annual Extension Date" shall mean (i) July 1, 2004 and
                        -----------------------
         (ii) thereafter, if consented to by the Lenders, the Managing Agents and the Administrative Agent pursuant to Section 2.1(b) of the Loan Agreement, the date that is specified by the Lenders, the Managing Agents and the Administrative Agent in the applicable consent, which date shall not be more than 364 days following the then effective Annual Extension Date; provided, however, that any extension of the Annual Extension Date shall not extend the Drawdown Termination Date."

                3) The definition of Bank is amended by deleting the definition in its entirety and replacing it with the following:

                        ""Bank" means each of CL New York, Bank One, Lloyds and each respective Eligible Assignee that shall become a party to this Agreement pursuant to an Assignment and Acceptance."

               4) The following definition is added after the definition of Bank Commitment Percentage:

                          ""Bank One" means Bank One, NA (Main Office Chicago)."

                5) The following definition is added after the definition of Bank One:

                           ""Bank One Group" means Falcon, Bank One and each other Group Bank of Falcon."

                6) The following definition is added after the definition of CL New York:

                           ""CL New York Group" means Atlantic, CL New York, and each other Group Bank of Atlantic."

                7) The definition of Collateral Value is amended by deleting clauses (A)(2), (A)(3), and (g) in their entirety and replacing them with the following:

                      "(2)   with respect to which there is a loan level
        Take-Out Commitment, the price of that Take-Out Commitment, including, if applicable, any related servicing release premium;

                      "(3)   with respect to which there is no loan level
        Take-Out Commitment, a ratable amount determined by multiplying (a) the weighted average purchase price (expressed as a percentage of par) that Approved Investors are obligated to pay, pursuant to Take-Out Commitments, for all Eligible Mortgage Loans, including any related servicing release premium, as shown on the most recent Collateral Agent Daily Report, times (b) the outstanding principal amount of such Eligible Mortgage Loan; and"

                        "(g) at any time, the portion of total Collateral Value that may be attributable to Mortgage Loans that have been Eligible Mortgage Loans pledged to the Administrative Agent, for the benefit of the Lenders, pursuant to the terms of the Loan Agreement (A) for more than 120 days shall not exceed ten percent (10%) of the Maximum Facility Amount and (B) for more than 180 days shall be zero (except that Subprime Loans that have been Eligible Mortgage Loans for more 120 days shall be zero);"

                8) The definition of Commercial Paper Notes is amended by deleting the definition in its entirety and replacing it with the following:

                  ""Commercial Paper Notes" means short-term promissory notes issued or to be issued by the Issuers to fund or maintain their Advances or investments in other financial assets."

                9) The following definition is added after the definition of Defaulted Mortgage Loan:

                      "Document Defect" means, with respect to a Principal Mortgage Document, an error on the face of the document, including, without limitation, a missing date, a missing signature, a missing legal description, an origination amount that does not match the amount shown on reports and on the other Principal Mortgage Documents or, with respect to a Principal Mortgage Document other than a Mortgage Note, such Principal Mortgag e Document is missing."

                10) The definition of Drawdown Termination Date is amended by deleting the definition in its entirety and replacing it with the following:

                      ""Drawdown Termination Date" means the earliest to occur of (a) June 29, 2006, subject to the limitation set forth in Section 2.1(b) of the Loan Agreement, (b) the date on which the Maximum Facility Amount is terminated by the Borrower pursuant to Section 2.1
         (d) of the Loan Agreement, and (c) the date, on or after the occurrence of an Event of Default, determined pursuant to Section 8.2 of the Loan Agreement".

                11) The definition of Eligible Assignee is amended by deleting the definition in its entirety and replacing it with the following:

                       ""Eligible Assignee" means (i) CL New York or any of its Affiliates, or Bank One or any of its Affiliates, or Lloyds or any of its Affiliates, (ii) any Person managed by CL New York or any of its Affiliates, Bank One or any of its Affiliates, or Lloyds or any of its Affiliates, respectively, or (iii) any financial or other institution that is acceptable to the Managing Agents."

                12) The definition of Eligible Mortgage Loan is amended by adding the following at the end of clause (e):

                      "; provided that Principal Mortgage Documents with Document Defects may be corrected by the Servicer pursuant to Section
         3.5 hereof;"

                13)   The following definition is added after the definition of
Exceptions:

                      ""Falcon" means Falcon Asset Securitization Corporation, a Delaware Corporation."

                14)   The following definition is added after the definition of
 Falcon:

                      ""Falcon Program Agent" means Bank One, in its capacity as the collateral agent pursuant to a security agreement made by Falcon for the benefit of certain creditors of Falcon, and any successor to Bank One in such capacity."

                15) The following definition is added after the definition of Governmental Requirement:

                ""Group" means the CL New York Group and the Bank One Group."

                16) The definition of Hedge Report is amended by deleting the last line of the definition and replacing it with the following: "as the Administrative Agent or any of the Managing Agents may request, in the form of Exhibit K to the Loan Agreement."

                17) The definition of Issuer is amended by deleting the definition in its entirety and replacing it with the following:

                      ""Issuer" means each of Atlantic and Falcon and their successors and assigns."

                18)   The following definition is added after the definition of
Issuer:

                      ""Issuer Facility Amount" means (a) with respect to Atlantic on an aggregate basis, $200,000,000 and (b) with respect to Falcon on an aggregate basis, $100,000,000. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer."

                19) The definition of Jumbo Loan is amended by adding the following at the end thereof ", but shall not exceed $1,000,000."

                20) The definition of Lenders is amended by deleting the definition in its entirety and replacing it with thefollowing:

                ""Lenders" means, collectively, the Issuers and the Banks."

                21)   The following definition is added after the definition of
Lien:

                      ""Lloyds" means Lloyds TSB Bank plc, a banking corporation organized under the laws of England."

                22) The definition of Majority Banks is amended by deleting the references to "67%" and replacing them with "70%".

                23) The following definition is added after the definition of Majority Banks:

                      "Managing Agent" means, with respect to Atlantic, CL New York or any successor managing agent designated by such party; and, with respect to Falcon, Bank One or any successor managing agent designated by such party.

                24) The definition of Maximum Facility Amount is amended by deleting it in its entirety and replacing it with the following:

                      "Maximum Facility Amount" means $300,000,000.00, as such amount may be reduced pursuant to Section 2.1(c) of the Loan Agreement."

                25) The definition of Shipping Request is amended by adding after the words "the Administrative Agent" and before the words "the Borrower" the following: ", the Managing Agents".

                26) The definition of Take-Out Commitment is amended by deleting from (i) clause (A) the words "Administrative Agent" after the words "at a specified price and in amounts, form and substance satisfactory to the" and adding the words "Managing Agents"; and (ii) clause (B) the words "Administrative Agent" after the words "at a specified price (or a specified spread to an agreed-upon index) and in amounts, and upon terms, satisfactory to the" and adding the words "Managing Agents".

                b. Section 3.4(c) of the Collateral Agency Agreement is hereby amended by deleting the definition of Permitted Transferees and replacing it with the following:

                      "Permitted Transferees" means the Originator, in connection with any sale and transfer thereto effected pursuant to the terms of the Repurchase Agreement and any Approved Investor approved by the Administrative Agent and the Managing Agents as a Permitted Transferee.

                c. Section 3.5 of the Collateral Agency Agreement is hereby amended by (i) deleting the title and replacing it with "Correction of Mortgage Notes and other Principal Mortgage Documents", (ii) adding an (A) at the beginning of the first paragraph, (iii) by deleting subsection (A)(i) and substituting the following in lieu thereof, "at no time shall Mortgage Notes having an aggregate Collateral Value in excess of two and one half percent (2.5%) of the Maximum Facility Amount be so delivered for replacement with the corrected Mortgage Notes hereunder;" and (iv) adding the following subsection
(B) at the end of Section 3.5:

                       "(B) the Collateral Agent notifies the Servicer that a Document Defect in a Principal Mortgage Document (other than a
         Mortgage Note) needs to be corrected then the Servicer shall correct such Document Defect and deliver the corrected Principal Mortgage Document to the Collateral Agent within 14 days. Unless the corrected Principal Mortgage Document is delivered to the Collateral Agent within 14 days of such notice, the Collateral Value attributed to the related Mortgage Loan shall be zero beginning on the 15th calendar day; provided, however, that the Collateral Value attributable to such Mortgage Loan will be reinstated promptly upon the subsequent delivery of the corrected Principal Mortgage Document to the Collateral Agent."

                d. Section 3.8 of the Collateral Agency Agreement is amended by deleting subparagraph (a) and replacing the following in lieu thereof:

                 "(a) At the commencement of each Business Day, and in no event later than 1:00 p.m. (eastern time), the Collateral Agent shall furnish to the Borrower, Servicer and each Managing Agent by e-mail transmission (a hard copy of which shall not subsequently be mailed, sent or delivered to any such party, unless so requested by such party) a duly completed report (including a copy of the executed signature page) in the form of Exhibit D-8 hereto, (the "Collateral Agent Daily Report") specifying and certifying the then total Collateral Value of the Eligible Mortgage Collateral and other information, all as more fully provided for therein and as set forth on Schedule I hereto, noting any applicable Exceptions on Schedule I thereto."

                e. Section 3.12 of the Collateral Agency Agreement is amended by deleting subparagraphs (b) and (c) and replacing the following in lieu thereof:

                      "(b) The Borrower shall provide the Administrative Agent and the Managing Agents with up-to-date copies of the Take-Out Commitment Master Agreements for each Approved Investor.

                       "(c) Upon request of the Administrative Agent or either Managing Agent at any time, the Servicer shall furnish to the Administrative Agent and the applicable Managing Agent (x) if there are any Mortgage Loans not subject to a loan level Take-Out Commitment, a duly completed Hedge Report in the form of Exhibit K, and (y) a list of loan-specific Take-Out Commitments, together with copies of any such loan-specific Take-Out Commitments to the extent not previously delivered to the Administrative Agent."

                f. Section 6.9 of the Collateral Agency Agreement is amended by deleting Section 6.9 in its entirety and replacing the following in lieu thereof:

                       "6.9 Rights of Atlantic Program Agent and Falcon Program Agent. The parties hereto acknowledge that Atlantic and Falcon has granted to the Atlantic Program Agent and the Falcon Program Agent, respectively, for the benefit of the holders of certain obligations of Atlantic and Falcon, respectively, from time to time, a security interest in Atlantic's or Falcon's right, title and interest in and to the Advances, the Transaction Documents and the Collateral. Each reference herein or in any of the other Transaction Documents to the Liens in the Collateral granted to Administrative Agent with respect to the interest of Atlantic under the Transaction Documents shall be deemed to include a reference to such security interest of the Atlantic Program Agent and the Falcon Program Agent. The Atlantic Program Agent and the Falcon Program Agent shall each be deemed to be a holder of Obligations. The Atlantic Program Agent and the Falcon Program Agent hereby appoint the Collateral Agent as its agent for the purpose of perfecting the Atlantic Program Agent's and the Falcon Program Agent's security interest in the Collateral, and the Collateral Agent hereby accepts such appointment."

Section  3.       Amendment to Security Agreement.
                  --------------------------------

         a. Section 5 of the Security Agreement is hereby amended by inserting at the beginning of the paragraph the following: "Subject to Section
2.7 of the Loan Agreement".

         b. Section 8(E) of the Security Agreement is hereby amended by inserting after the word "commercially" and before the word "manner" the following: "reasonable".

Section  4.       Operative Documents in Full Force and Effect as Amended.
                  --------------------------------------------------------
Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

Section  5.       Miscellaneous.
                  --------------

        a. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein

        b. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

        c. This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

        d. This Amendment and the rights and obligations of the parties under this amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law, which shall apply hereto).

                     [Signatures appear on following page.]

     IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.




ADMINISTRATIVE AGENT                        CREDIT LYONNAIS NEW YORK BRANCH
--------------------




                                            By: /s/Anthony Brown
                                               --------------------
                                            Name:  Anthony Brown
                                            Title: Vice President





SERVICER                                    CH MORTGAGE COMPANY I, LTD
--------
                                            By: CH Mortgage Company GP, Inc.,
                                                its general partner



                                            By: /s/ Randall C. Present
                                              --------------------------

                                            Name:  Randall C. Present
                                            Title: President





BORROWER                                   CH FUNDING, LLC
-------

                                            By: /s/ Randall C. Present
                                               --------------------------

                                            Name:
                                            Title:





COLLATERAL AGENT                             U.S. BANK NATIONAL ASSOCIATION.
----------------



                                            By: /s/ David R. Peterson
                                               -------------------------

                                            Name:  David R. Peterson
                                            Title: Senior Vice President